UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☒	Soliciting Material Pursuant to §240.14a-12

ARTIO GLOBAL INVESTORS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Zephyr StyleADVISOR

Zephyr StyleADVISOR

Competitive Analysis

Artio International Equity Fund and Artio International Equity Fund II

Must be preceded and accompanied by the most recent fact sheet. Please view the fact sheet for standardized performance of the Artio International Equity Fund and Artio International Equity Fund II. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.
Performance data current to the most recent month end may be obtained by calling 800 387 6977 or visiting www.artiofunds.com.

The Funds' investment objectives, risks, charges, expenses, and other information are described in the prospectus, which must be read and considered carefully before investing and may be obtained by calling 800 387 6977 or visiting www.artiofunds.com.

Zephyr StyleADVISOR uses returns-based style analysis to determine managers'
investment style and to create a style benchmark for evaluating manager performance. StyleADVISOR also tests for style consistency. Zephyr StyleADVISOR is a third party vendor whose data is believed to be accurate, but cannot be guaranteed.

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are greater for emerging markets and are fully disclosed in the prospectus. These risks are greater in the emerging markets. Stocks of mid-capitalization companies are slightly less volatile than those of small-capitalization companies but both still involve substantial risk and they will be subject to more abrupt or erratic movements than large-capitalization companies. In order to achieve its investment goals and objectives, the Fund may invest in derivatives such as futures, options, and swaps to a very substantial extent. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments and are fully disclosed in the prospectus.
Please refer to the fact sheet for month-end percentage of net assets invested in derivates.

Performance returns may be positively impacted by investments in initial public offerings ("IPOs") and there can be no assurance that favorable IPO investment opportunities will occur in the future.

References to other mutual funds should not to be interpreted as an offer of these securities.

Artio Global Investors Inc. is the indirect holding company for Artio Global
Management LLC, the Adviser for the Artio Global Funds which are distributed by
Quasar Distributors, LLC.

Prepared by Artio Global Management LLC

For registered investment professional use only

                                                                               1

Zephyr StyleADVISOR

Manager vs Benchmark: Return
[]
November 1993 - December 2012 (not annualized if less than 1 year)

Manager vs Benchmark: Return
November 1993 - December 2012 (not annualized if less than 1 year)

                                    1 year 3 years 5 years 10 years
----------------------------------- ------ ------- ------- --------
Aberdeen International Equity Instl 16.00% 7.93%   -1.64%  12.35%
----------------------------------- ------ ------- ------- --------
Artio International Equity I        15.13% -1.33%  -7.75%   7.49%
----------------------------------- ------ ------- ------- --------
Artio International Equity II I     16.81% -0.48%  -5.99%   3.54%*
----------------------------------- ------ ------- ------- --------
MSCI ACWI ex USA (Net)              16.83% 3.87%   -2.89%   9.74%
----------------------------------- ------ ------- ------- --------
MSCI EAFE (Net)                     17.32% 3.56%   -3.69%   8.21%

* Artio International Equity II inception date is 5/4/05. Returns calculated from that date.

                                                                               2

Zephyr StyleADVISOR
Zephyr StyleADVISOR: Artio Global Management LLC

Calendar Year Return
As of December 2012


60%
40%
20%
0%
-20%
-40%
2012
2011
2010
2009
2008
2007
2006
2005
2004
Aberdeen International Equity Instl
Artio International Equity I
Artio International Equity II I
MSCI ACWI ex USA (Net)
MSCI EAFE (Net)

	2012	2011	2010	2009	2008	2007	2006	2005	2004
Aberdeen International Equity Instl	16.00%	-4.67%	13.69%	35.27%	-45.87%	28.11%	32.23%	29.25%	14.92%
Artio International Equity I	15.13%	-23.34%	8.82%	23.64%	-43.73%	17.84%	32.07%	17.40%	23.58%
Artio International Equity II I	16.81%	-21.84%	7.97%	24.79%	-40.32%	16.45%	29.02%	N/A	N/A
MSCI ACWI ex USA (Net)	16.83%	-13.71%	11.15%	41.45%	-45.53%	16.65%	26.65%	16.62%	20.91%
MSCI EAFE (Net)	17.32%	-12.14%	7.75%	31.78%	-43.38%	11.17%	26.34%	13.54%	20.25%

Created with Zephyr StyleADVISOR. Manager returns supplied by: eVestment Alliance, Morningstar, Inc.
For registered investment professional use only

Zephyr StyleADVISOR
Zephyr StyleADVISOR: Artio Global Management LLC

Risk / Return

June 2005 - December 2012 (Single Computation)


Return
10%
8%
6%
4%
2%
0%
0%
5%
10%
15%
20%
Standard Deviation
Aberdeen International Equity Instl
Artio International Equity I
Artio International Equity II I
MSCI ACWI ex USA (Net)
Market Benchmark:
MSCI EAFE (Net)
Cash Equivalent:
Citigroup 3-month T-bill

	Return (%)	Std Dev (%)	Downside Risk (%)	Beta vs. Market	Alpha vs. Market (%)	R-Squared vs. Market (%)	R-Squared vs. Style (%)	Sharpe Ratio	Tracking Error vs. Market (%)	Observs.
Aberdeen International Equity Instl	9.83	22.05	16.85	1.0638	5.60	92.58	78.28	0.3649	6.1376	91
Artio International Equity I	2.92	20.39	15.88	0.9894	-0.97	93.60	79.34	0.0554	5.1618	91
Artio International Equity II I	3.60	20.00	15.42	0.9717	-0.29	93.83	79.94	0.0906	5.0002	91
MSCI ACWI ex USA (Net)	5.63	20.80	16.03	1.0342	1.46	98.34	83.20	0.1848	2.7630	91
MSCI EAFE (Net)	4.09	19.94	15.41	1.0000	0.00	100.00	82.78	0.1152	0.0000	91

Created with Zephyr StyleADVISOR. Manager returns supplied by: eVestment Alliance, Morningstar, Inc.

For registered investment professional use only

Zephyr StyleADVISOR

Zephyr StyleADVISOR: Artio Global Management LLC

Upside / Downside

June 2005 - December 2012 (Single Computation)


Upside%
Downside%
130
120
110
100
90
80
70
70
80
90
100
110
120
130
Aberdeen International Equity Instl
Artio International Equity I
Artio International Equity II I
MSCI ACWI ex USA (Net)
MSCI EAFE (Net)

	# of Months		Average Return (%) vs. Market		Month (%)		1-Year (%)		Market Benchmark (%)		
	Up	Down	Up Market	Down Market	Best	Worst	Best	Worst	Up Capture	Down Capture	R-Squared
Aberdeen International Equity Instl	55	36	5.00	-4.60	14.43	-22.20	66.91	-54.99	124.2	99.5	92.58
Artio International Equity I	51	40	4.20	-4.87	12.23	-18.42	51.18	-51.31	100.1	103.4	93.60
Artio International Equity II I	51	40	4.20	-4.75	12.39	-17.10	49.74	-47.86	99.9	101.4	93.83
MSCI ACWI ex USA (Net)	54	37	4.47	-4.70	13.63	-22.02	62.77	-51.53	108.0	100.9	98.34
MSCI EAFE (Net)	53	38	4.20	-4.66	12.80	-20.18	54.58	-50.22	100.0	100.0	100.00

Created with Zephyr StyleADVISOR. Manager returns supplied by: eVestment Alliance, Morningstar, Inc.

For registered investment professional use only

Zephyr StyleADVISOR
Zephyr StyleADVISOR: Artio Global Management LLC

Multi-Statistic
June 2005 - December 2012


6
5
4
3
2
1
0
-1
Alpha vs. Market
Beta vs. Market
Excess Return vs. Market
Sharpe Ratio
Information Ratio vs. Market
Pain Ratio
Aberdeen International Equity Instl
Artio International Equity I
Artio International Equity II I
MSCI ACWI ex USA (Net)
MSCI EAFE (Net)

Multi-Statistic (Custom Table)
June 2005 - December 2012: Summary Statistics

	Alpha vs. Market	Beta vs. Market	Excess Return vs. Market	Sharpe Ratio	Information Ratio vs. Market	Pain Ratio
Aberdeen International Equity Instl	5.60%	1.06	5.75%	0.36	0.94	0.42
Artio International Equity I	-0.97%	0.99	-1.17%	0.06	-0.23	0.05
Artio International Equity II I	-0.29%	0.97	-0.49%	0.09	-0.10	0.09
MSCI ACWI ex USA (Net)	1.46%	1.03	1.54%	0.18	0.56	0.21
MSCI EAFE (Net)	0.00%	1.00	0.00%	0.12	0.00	0.12

Created with Zephyr StyleADVISOR. Manager returns supplied by: eVestment Alliance, Morningstar, Inc.
For registered investment professional use only

Zephyr StyleADVISOR

Manager vs Benchmark: Multi-Statistic
November 1993 - December 2012 (not annualized if less than 1 year)

                                                                               7

Zephyr StyleADVISOR

Zephyr StyleADVISOR: Artio Global Management LLC

Periodic Returns

January 2008 - December 2012

		Jan	Feb	Mar	Q1	Apr	May	Jun	Q2	Jul	Aug	Sep	Q3	Oct	Nov	Dec	Q4	Year
Aberdeen International Equity Instl	2012	3.57	3.91	1.58	9.32	-0.36	-10.39	6.95	-4.50	1.66	1.26	2.49	5.51	-0.14	1.95	3.44	5.30	16.00
	2011	0.51	1.44	-0.31	1.63	6.56	-1.27	-1.99	3.11	-0.21	-6.31	-9.61	-15.49	10.47	-1.73	-0.85	7.64	-4.67
	2010	-5.85	0.85	5.93	0.58	-1.28	-10.04	1.05	-10.26	9.03	-3.89	10.28	15.56	4.23	-3.76	8.66	9.00	13.69
	2009	-13.45	-11.10	8.88	-16.22	13.89	14.43	-2.73	26.76	11.54	2.47	5.90	21.04	-2.19	3.80	3.66	5.23	35.27
	2008	-9.41	2.14	-2.03	-9.36	7.11	3.35	-5.99	4.07	-6.83	-6.41	-14.40	-25.35	-22.20	-5.46	4.51	-23.13	-45.87
Artio International Equity I	2012	7.60	5.26	-0.78	12.38	-0.16	-10.84	3.49	-7.87	-0.81	1.64	2.37	3.20	1.12	2.58	3.88	7.74	15.13
	2011	-0.40	1.93	0.75	2.29	4.57	-3.75	-1.35	-0.71	-1.54	-9.56	-15.22	-24.50	9.04	-4.17	-4.32	-0.01	-23.34
	2010	-5.28	-0.34	7.80	1.77	-0.94	-10.85	-1.38	-12.91	7.07	-2.13	9.87	15.14	2.85	-2.06	5.86	6.63	8.82
	2009	-11.64	-9.30	3.86	-16.77	11.98	12.23	-2.92	22.00	9.66	3.95	5.03	19.72	-3.28	3.91	1.20	1.70	23.64
	2008	-9.18	1.97	-1.91	-9.15	3.65	1.97	-7.72	-2.46	-3.89	-4.91	-15.06	-22.38	-18.42	-4.87	5.41	-18.19	-43.73
Artio International Equity II I	2012	7.33	5.27	-0.93	11.94	-0.19	-10.78	4.20	-7.20	-0.40	2.53	2.17	4.33	0.97	2.68	3.96	7.78	16.81
	2011	-0.64	1.94	0.95	2.25	4.71	-3.75	-1.17	-0.39	-1.50	-9.76	-14.80	-24.27	9.68	-3.70	-4.05	1.35	-21.84
	2010	-5.69	-0.63	7.34	0.59	-1.01	-10.66	-1.43	-12.83	7.36	-2.25	10.15	15.59	2.76	-2.20	5.99	6.53	7.97
	2009	-11.11	-9.20	3.88	-16.16	11.81	12.39	-2.97	21.93	9.88	3.78	4.68	19.37	-3.15	4.10	1.43	2.27	24.79
	2008	-9.42	1.99	-1.45	-8.95	4.21	2.33	-7.96	-1.85	-2.99	-4.49	-13.34	-19.71	-17.10	-4.69	5.28	-16.81	-40.32
MSCI ACWI ex USA (Net)	2012	6.78	5.62	-1.38	11.23	-1.58	-11.36	5.90	-7.61	1.41	2.09	3.74	7.40	0.39	1.91	3.47	5.85	16.83
	2011	0.98	2.63	-0.23	3.41	4.89	-2.88	-1.45	0.38	-1.36	-8.57	-11.13	-19.85	10.53	-5.10	-1.12	3.72	-13.71
	2010	-4.89	0.00	6.80	1.58	-0.88	-10.52	-1.28	-12.45	9.03	-2.75	9.95	16.58	3.41	-3.86	7.83	7.20	11.15
	2009	-8.84	-9.33	8.03	-10.71	13.63	13.54	-1.10	27.59	9.78	3.70	5.14	19.69	-1.24	2.87	2.11	3.74	41.45
	2008	-9.69	2.87	-2.20	-9.15	6.05	1.58	-8.22	-1.12	-3.60	-4.68	-15.02	-21.91	-22.02	-5.78	5.70	-22.34	-45.53
MSCI EAFE (Net)	2012	5.33	5.74	-0.46	10.86	-1.96	-11.48	7.01	-7.13	1.13	2.69	2.96	6.92	0.83	2.42	3.20	6.57	17.32
	2011	2.36	3.30	-2.24	3.36	5.98	-2.95	-1.25	1.56	-1.59	-9.03	-9.53	-19.01	9.64	-4.85	-0.95	3.33	-12.14
	2010	-4.41	-0.69	6.24	0.87	-1.81	-11.51	-1.00	-13.97	9.48	-3.10	9.80	16.48	3.61	-4.81	8.10	6.61	7.75
	2009	-9.81	-10.26	6.34	-13.94	12.80	11.83	-0.57	25.43	9.13	5.44	3.83	19.47	-1.25	2.00	1.44	2.18	31.78
	2008	-9.24	1.43	-1.05	-8.91	5.43	0.97	-8.18	-2.25	-3.21	-4.05	-14.46	-20.56	-20.18	-5.41	6.01	-19.95	-43.38

Created with Zephyr StyleADVISOR. Manager returns supplied by: eVestment Alliance, Morningstar, Inc.

For registered investment professional use only

Zephyr StyleADVISOR

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE
SEC:

In connection with the proposed merger, Artio Global will file a proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS
AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES
AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Artio Global's
Website at www.artioglobal.com or by contacting Artio Global's investor relations department by phone at 212-297-3891 or by e-mail at
ir@artioglobal.com Artio Global and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Artio Global's shareholders with respect to the merger. Information about Artio Global's directors and executive officers and their ownership of Artio Global's common stock is set forth in the proxy statement for Artio Global's 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 19, 2012, Artio Global's Annual Report on Form 10-K
for the year ended December 31, 2011, which was filed with the SEC on February
29, 2012, and Artio Global's Current Reports on Form 8-K filed on May 14, 2012,
October 30, 2012, December 14, 2012, January 9, 2013 and January 30, 2013.
Shareholders and investors may obtain additional information regarding the interests of Artio Global and its directors and executive officers in the merger, which may be different than those of Artio Global's shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD LOOKING STATEMENTS:
This document contains "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. When used in this document, the words "believe", "anticipate", "intend", "estimate", "project", "should",
"would", "anticipate", "plan", "expect" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of important factors, risks, uncertainties and assumptions that may cause the actual results to be materially different from those reflected in such forward-looking statements, including but not limited to:
legal or regulatory proceedings or other matters that affect the timing or ability to complete the proposed merger as contemplated or affect the satisfaction of the conditions precedent to consummation of the proposed merger; the possibility of disruption to our business from the proposed merger including increased costs and diversion of management time and resources, making it more difficult to maintain business and operational relationships, including relationships with clients; the inability to retain key personnel in advance of completion of the proposed merger; contractual risks including termination of client contracts or non-performance of vendor contracts;
developments beyond the companies' control, including but not limited to changes in domestic or global economic conditions; the risk that the proposed merger is not completed; and other financial, operational and legal risks and uncertainties detailed from time to time in Artio Global's cautionary statements in its filings with the SEC, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this document. Artio Global does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document. For more information, see Artio
Global's filings with the SEC.
                                                                               9